Exhibit 10.4

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 | 10

2. AMENDMENT/MODIFICATION NO. 01		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ NO.			5. PROJECT NO. (if applicable)
6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (If other than Item 6)			CODE	62LESSERMM

[**REDACTED**]			[**REDACTED**]

8. NAME AND ADDRESS OF CONTRACTOR INC., (No., street, county, State and ZIP Code)			(x)	9A.	AMENDMENT OF SOLICITATION NO.
				9B.	DATED (SEE ITEM 11)
DIGITALGLOBE, INC.
Attn: DIGITALGLOBE, INC.			x	10A.	MODIFICATION OF CONTRACT/ORDER NO.
1601 DRY CREEK DRIVE SUITE 260
LONGMONT CO 805036493				HM021010C0002
0002
				10B.	DATED (SEE ITEM 13)
CODE 1CGQ7		FACILITY CODE		09/21/2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

❑	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter of telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

Not Applicable

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D.	OTHER (Specify type of modification and authority) Mutual Agreement of the Parties
E. IMPORTANT: Contractor ☐is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14, DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 31-1420852

DUNS Number: 789638418

The purpose of this no-cost modification is to (1) delete the first paragraph from DD Form 1155, Optional Form 336, page 2 of 15 and to replace the second paragraph of the Statement of Work (SOW)[ **REDACTED**] in order to provide clarification [**REDACTED**] and (2) Add [**REDACTED**] as a billable country under item 0001, Sub-Item 000101, Item 0002, Sub-Item 000201, and Item 0003, Sub-Item 000201. Accordingly, the Order is revised changed as follows:

Continued …

Except as provided heroin, all terms and conditions of the document referenced In Item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.

15h. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]
15B. CONTRACTOR/OFFEROR		16B. UNITED STATES OF AMERICA
[/s/ **REDACTED**] (Signature of person authorized to sign)	15C. DATE SIGNED 10/26/11	[/s/ **REDACTED**] (Signature of Contracting Officer)	16C DATE SIGNED 10/31/11

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (46 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF 2 | 10
HM021010C0002/0002/01

NAME OF OFFEROR OR CONTRACTOR DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1. The first paragraph from DD Form 1155, Optional Form 336, page 2 of 15:

[**REDACTED**]

is deleted in its entirety without replacement.

[**REDACTED**]

is deleted and replaced with the following new paragraph:

[**REDACTED**]

The date on the SOW is changed from 03 August 2011 to 21 October 2011 under Items 0001, 0002,

Continued …

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Prescribed by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF 3 | 10
HM021010C0002/0002/01

NAME OF OFFEROR OR CONTRACTOR DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

0003 and 0004.

3. [**REDACTED**] is added to Item 0001, Sub-Item 000101, Item 0002, Sub-Item 000201, and Item 0003, Sub-Item 000301.

The total funding available and the total value of Order 0002 remains unchanged.

Discount Terms:

Net 30

Payment:

[**REDACTED**]

FOB: Destination

Change Item 0001 to read as follows (amount shown is the obligated amount):

Enhanced GEOINT Delivery - Foundation GEOINT(FG)

Layer: [**REDACTED**] This item also includes expenses associated with the dissemination of imagery and image products on media.

0001

1. The contractor shall provide all personnel, materials, facilities and equipment to complete this requirement.

2. This Item is an Indefinite Quantity Cost Item. The sum of all products invoiced for under this Item shall not exceed $[**REDACTED**]. The Government Contracting Officer’s Representative

Continued …

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Prescribed by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF 4 | 10
HM021010C0002/0002/01

NAME OF OFFEROR OR CONTRACTOR DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

(COR) or the EGD Technical Points of Contact (POC) will identify areas to be produced.

3. The contractor shall invoice for the basic FG imagery product delivered under this item at the fixed rate of $[**REDACTED**] for quarter cells and at the fixed rate of $[**REDACTED**] for full cells. Additional associated product pricing shall be invoiced at the rates in the Attachment entitled EGD Product Price List.

4. When invoicing, the contractor shall segregate and cite the following specific Accounting Classification Reference Numbers (ACRN) for deliveries associated with the following countries by the indicated informational Sub-Item numbers:

Sub-Item 000101, [**REDACTED**]

Sub-Item 000102, [**REDACTED**]

Sub-Item 000103, [**REDACTED**]

Sub-Item 000104, [**REDACTED**]

Sub-Item 000105, [**REDACTED**]

Sub-Item 000106, [**REDACTED**]

5. All deliverables shall be unclassified and shall carry the NextView license.

6. The Government will incrementally fund this Item, as such, no legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any requirement placed under this Item may arise until funds are made available by the Contracting Officer for such requirement and until the Contractor receives notice of such availability in writing from the Contracting Officer.

Award Type: Cost

Total Estimated Cost:                [**REDACTED**]

CLIN VALUE [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/15/2011 to 09/14/2012

Change Item 000101 to read as follows (amount shown is the obligated amount):

FG Layer – [**REDACTED**]

[**REDACTED**]
000101	Continued …

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF 5 | 10
HM021010C0002/0002/01
NAME OF OFFEROR OR CONTRACTOR DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Award Type: Cost

Total Estimated Cost:            [**REDACTED**]

CLIN VALUE [**REDACTED**]

Incrementally Funded Amount:    [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/15/2011 to 09/14/2012

Change Item 0002 to read as follows (amount shown is the obligated amount):

0002

Enhanced GEOINT Delivery - Image Strip Layer:

[**REDACTED**] This item also includes expenses associated with the dissemination of imagery and image products on media.

1. The contractor shall provide all personnel, materials, facilities and equipment to complete this requirement.

2. This Item is an Indefinite Quantity Cost Item. The sum of all products invoiced for under this Item shall not exceed $[**REDACTED**]. The Government COR or the EGD Technical POC will identify areas to be produced.

3. The contractor shall invoice for the basis image strip imagery product delivered under this item at the fixed rate of $[**REDACTED**].

Additional associated product pricing shall be invoiced at the rates in the Attachment entitled EGD Product Price List.

4. When invoicing, the contractor shall segregate and cite the following specific Accounting Classification Reference Numbers

Continued …

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF 6 | 10
HM021010C0002/0002/01
NAME OF OFFEROR OR CONTRACTOR DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

(ACRN) for deliveries associated with the following countries by the indicated informational Sub-Item numbers:

Sub-Item 000201, [**REDACTED**]

Sub-Item 000202, [**REDACTED**]

Sub-Item 000203, [**REDACTED**]

Sub-Item 000204, [**REDACTED**]

Sub-Item 000205, [**REDACTED**]

Sub-Item 000206, [**REDACTED**]

5. All deliverables shall be unclassified and shall carry the NextView license.

6. The Government will incrementally fund this Item, as such, no legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any requirement placed under this Item may arise until funds are made available by the Contracting Officer for such requirement and until the Contractor receives notice of such availability in writing from the Contracting Officer.

Award Type: Cost

Total Estimated Cost:            [**REDACTED**]

CLIN VALUE [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/15/2011 to 09/14/2012

Change Item 000201 to read as follows (amount shown is the obligated amount):

Image Strip Layer - [**REDACTED**]

Award Type: Cost

000201

Total Estimated Cost:            [**REDACTED**]

CLIN VALUE [**REDACTED**]

Incrementally Funded Amount:    [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/15/2011 to 09/14/2012

Change Item 0003 to read as follows (amount shown is the obligated amount):

Continued …

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF 7 | 10
HM021010C0002/0002/01
NAME OF OFFEROR OR CONTRACTOR DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0003

Enhanced GEOINT Delivery - Rapid Response Ortho

(RRO) Service: [**REDACTED**] This item also includes expenses associated with the dissemination of imagery and image products on media.

1. The contractor shall provide all personnel, materials, facilities and equipment to complete this requirement.

2. This Item is an Indefinite Quantity Cost Item. The sum of all products invoiced for under this Item shall not exceed [**REDACTED**]. The Government COR or the EGD Technical POC will identify areas to be produced.

3. The contractor shall invoice for products delivered under this item using the RRO pricing list in the Attachment entitled EGD Product Price List.

4. When invoicing, the contractor shall segregate and cite the following specific Accounting Classification Reference Numbers (ACRN) for deliveries associated with the following countries by the indicated informational Sub-Item numbers:

Sub-Item 000301, [**REDACTED**]

Sub-Item 000302, [**REDACTED**]

Sub-Item 000303, [**REDACTED**]

Sub-Item 000304, [**REDACTED**]

Sub-Item 000305, [**REDACTED**]

Sub-Item 000306, [**REDACTED**]

5. All deliverables shall be unclassified and shall carry the NextView license.

The Government will incrementally fund this

Continued …

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF 8 | 10
HM021010C0002/0002/01
NAME OF OFFEROR OR CONTRACTOR DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Item, as such, no legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any requirement placed under this Item may arise until funds are made available by the Contracting Officer for such requirement and until the Contractor receives notice of such availability in writing from the Contracting Officer.

Award Type: Cost

Total Estimated Cost:            [**REDACTED**]

CLIN VALUE [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/15/2011 to 09/14/2012

Change Item 000301 to read as follows (amount shown is the obligated amount):

000301

RRO - [**REDACTED**]

Award Type: Cost

Total Estimated Cost:            [**REDACTED**]

CLIN VALUE [**REDACTED**]

Incrementally Funded Amount:    [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/15/2011 to 09/14/2012

Change Item 0004 to read as follows (amount shown is the obligated amount):

[**REDACTED**]

0004	Enhanced GEOINT Delivery, LongView Support - [**REDACTED**] Continued …				[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF 9 | 10
HM021010C0002/0002/01
NAME OF OFFEROR OR CONTRACTOR DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**REDACTED**]. This item also includes expenses associated with the dissemination of imagery and image products on media.

1. The contractor shall provide all personnel, materials, facilities and equipment to complete this requirement.

2. This Item is an Indefinite Quantity Cost Item. The sum of all products invoiced for under this Item shall not exceed [**REDACTED**]. The Government COR or the EGD Technical POC will identify areas to be produced.

3. The contractor shall invoice for any product delivered under this item at the fixed rate based on the level of daily take delivered under this item using the pricing list in the Attachment entitled EGD Product Price List, including delivery expenses, which are incorporated into the sqnmi price.

4. All deliverables shall be unclassified and shall carry the NextView license.

5. This item is subject to the availability of funds. As such, the Government will incrementally fund this Item, as such, no legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any requirement placed under this Item may arise until funds are made available by the Contracting Officer for such requirement and until the Contractor receives notice of such availability in writing from the Contracting Officer.

Award Type: Cost

Total Estimated Cost:            [**REDACTED**]

CLIN VALUE [**REDACTED**]

Incrementally Funded Amount:    [**REDACTED**]

Product/Service Code: 7640

Continued …

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF 10 | 10
HM021010C0002/0002/01
NAME OF OFFEROR OR CONTRACTOR DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Accounting Info: TBD [**REDACTED**] (Subject to Availability of Funds) Period of Performance: 09/15/2011

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

National Geospatial-Intelligence Agency

Imagery and Production Services

Statement of Work

Enhanced GEOINT Delivery (EGD)

21 October 2011

1.0 Scope

[**REDACTED**]

2.0 Background

[**REDACTED**]

3.0 Production Requirements

[**REDACTED**]

SOW Enhanced GEOINT Delivery 21 October 2011	Page 1 of 12

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

[**REDACTED**]

7.0 Web Services

[**REDACTED**]

7.1 Additional Product Requirements

[**REDACTED**]

8.0 LongView Support

SOW Enhanced GEOINT Delivery 21 October 2011	Page 10 of 12

UNCLASSIFIED

UNCLASSIFIED